Exhibit 99.1


This Statement on Form 4 is filed by Fortress Investment Holdings LLC, Fortress Investment Group LLC, Drawbridge Special Opportunities Advisors LLC, Drawbridge Special Opportunities GP LLC, Drawbridge Special Opportunities Fund LP, and Fortress Principal Investment Holdings IV LLC. The principal business address of each of the Reporting Persons is 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

Name of Designated Filer: Fortress Investment Holdings LLC

Date of Event Requiring Statement: November 15, 2006

Issuer Name and Ticker or Trading Symbol: ACA Capital Holdings Inc. (ACA)

                            FORTRESS INVESTMENT HOLDINGS LLC

                                     /s/ Randal A. Nardone
                            -------------------------------------------
                            By:      Randal A. Nardone
                            Its:     Chief Operating Officer

                            FORTRESS INVESTMENT GROUP LLC

                                     /s/ Randal A. Nardone
                            -------------------------------------------
                            By:      Randal A. Nardone
                            Its:     Chief Operating Officer and Secretary

                            DRAWBRIDGE SPECIAL OPPORTUNITIES ADVISORS LLC

                                     /s/ Constantine M. Dakolias
                            -------------------------------------------
                            By:      Constantine M. Dakolias
                            Its:     Chief Credit Officer & Vice President

                            DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC

                                     /s/ Constantine M. Dakolias
                            -------------------------------------------
                            By:      Constantine M. Dakolias
                            Its:     Chief Credit Officer

                            DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

                            By:  Drawbridge Special Opportunities
                                 GP LLC, its general partner

                                     /s/ Constantine M. Dakolias
                            -------------------------------------------
                            By:      Constantine M. Dakolias
                            Its:     Chief Credit Officer

                            FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC

                                     /s/ Randal A. Nardone
                            -------------------------------------------
                            By:      Randal A. Nardone
                            Its:     Member of Managing Committee